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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            Arbor Realty Trust, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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
               Maryland                                          20-0057959
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification no.)

      333 Earle Ovington Boulevard
               Uniondale, NY                                       11553
(Address of Principal Executive Offices)                         (Zip Code)

If this form relates to the                       If this form relates to the registration of a
registration of a class of securities             class of securities pursuant to Section 12(g)
pursuant to Section 12(b) of the                  of the Exchange Act and is effective upon
Exchange Act and is effective upon                filing pursuant to General Instruction A.(d),
filing pursuant to General Instruction            please check the following box.  [  ]
A.(c), please check the following box. [x]
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Securities Act registration statement file number to which this form relates:
333-110472

Securities to be registered pursuant to Section 12(b) of the Act:

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Title of Each Class                               Name of Each Exchange on Which
to be so Registered                               Each Class is to be Registered
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
Common Stock, $0.01 par value                     New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:

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
      None                                                           None
(Title of Class)                                              (Name of Exchange)
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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Stock -- Common Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-11, as amended (File No. 333-110472), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS

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3.1   Articles of Incorporation of the Registrant (incorporated by reference to
      Exhibit 3.1 to the Registrant's Registration Statement on Form S-11, as amended (File No. 333-110472)).

3.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-11, as amended (File No. 333-110472)).

4.1 Form of Certificate of Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-11, as amended (File No. 333-110472)).
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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

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
Dated: April 5, 2004

                                       Arbor Realty Trust, Inc.

                                       By: /s/ Frederick C. Herbst
                                           Name: Frederick C. Herbst
                                           Title: Chief Financial Officer &
                                                    Treasurer
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